UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2006

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey	08816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     See Item 2.01, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

     On August 4, 2006, Savient Pharmaceuticals, Inc. (“Savient”) completed the sale of its oral liquid pharmaceuticals business (the “Rosemont Business”) for a purchase price of $176,000,000 in cash pursuant to a Purchase and Sale Agreement dated as of the same date (the “Purchase Agreement”), among Savient and Savient Pharma Holdings, Inc., a wholly owned subsidiary of Savient (the “Seller”), on the one hand, and INGLEBY (1705) Limited, on the other hand (the “Buyer”). The transactions contemplated by the Purchase Agreement are referred to as the “Rosemont Sale.” The Buyer is a company formed by Close Brothers Private Equity LLP for the purpose of consummating the Rosemont Sale.

     Rosemont Pharmaceuticals Limited (“Rosemont”) is a wholly owned subsidiary of Acacia Biopharma Limited (“Acacia”), which is a wholly owned subsidiary of the Seller. Under the Purchase Agreement, the Buyer purchased all of the issued share capital of Acacia and the following assets: (i) patents and patent applications relating to tamoxifen citrate and simvastatin, (ii) trademarks and trademark applications relating to Rosemont and Soltamox™, (iii) the new drug application and the investigational new drug application filed with the U.S. Food and Drug Administration for Soltamox™, (iv) the Seller’s rights under agreements with Cytogen relating to Soltamox and (v) Savient’s rights relating to confidentiality and non-solicitation of Rosemont’s employees under confidentiality agreements with prospective buyers of the Rosemont Business. The Buyer would assume all the liabilities and obligations of the Savient Companies pursuant to or arising out of the agreements described in items (iv) and (v).

     Under the Purchase Agreement, Savient has guaranteed the performance by the Seller of all of its obligations.

     Under the Purchase Agreement, the Seller is obligated to indemnify the Buyer for any breach of representation or warranty of the Seller or Savient and any failure of the Seller or Savient to perform any covenant. There are no contractual limitations on these indemnification obligations arising out of breaches of covenants or breaches of the representations and warranties relating to corporate organization, qualification and power, capitalization, authority and the validity of the Seller’s title to the assets being acquired by the Buyer. The Seller’s indemnification obligations relating to breaches of representations and warranties other than those listed in the preceding sentence are subject to the following limitations:

•	Time Period for Claims. The representations and warranties survive until March 31, 2008, except that the tax representations would survive until the expiration of the applicable statute of limitations.

•	Deductible. The Seller is liable for the portion of damages from indemnification claims relating to breaches of representations and warranties only to the extent the aggregate liability exceeds $1.0 million.

•	Maximum Liability. The maximum aggregate liability of the Seller for all damages from indemnification claims relating to breaches of representations and warranties is $52.8 million.

     The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the actual agreement, which is filed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR

SAVIENT PHARMACEUTICALS, INC.

     The unaudited pro forma consolidated financial information shown below is based on audited and unaudited historical financial statements of Savient. The unaudited pro forma financial information presented reflects the estimated pro forma effect of the Rosemont Sale.

     The unaudited pro forma consolidated statements are as follows:

•	An unaudited pro forma consolidated balance sheet as of June 30, 2006, giving effect to the disposition as if it occurred on June 30, 2006.

•	An unaudited pro forma consolidated statement of operations for the six months ended June 30, 2006, giving effect to the disposition as if it occurred on January 1, 2006.

•	An unaudited pro forma consolidated statement of operations for the three months ended June 30, 2006, giving effect to the disposition as if it occurred on January 1, 2006.

•	An unaudited pro forma consolidated statement of operations for the year ended December 31, 2005, giving effect to the disposition as if it occurred on January 1, 2005.

     The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the Rosemont Sale. These pro forma adjustments have been made to illustrate the anticipated financial effect of the Rosemont Sale. The adjustments are based upon available information and assumptions that Savient believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented. Some decisions regarding the use of sale proceeds have not yet been made. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial statements. These pro forma consolidated statements of operation do not include the anticipated net gain on disposition of $46.7 million. The pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of Savient included in our Annual Report on Form 10-K for the year ended December 31, 2005, and the unaudited financial statements filed in our Quarterly Report on Form 10-Q as of June 30, 2006 and for the three and six months ended June 30, 2006.

           The unaudited pro forma consolidated financial information presented herein is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the Rosemont Sale been completed as of the dates presented. The information is not representative of future results of operations or financial position.

Savient Pharmaceuticals, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
(In thousands, except share data)
As of June 30, 2006
(Unaudited)

	As Reported June 30, 2006	Business Disposition (a)	Pro Forma Adjustments		Pro Forma June 30, 2006

ASSETS
Current Assets:
Cash and cash equivalents	$89,362	$—	$176,000	(b)	$262,989
			(2,373)	(c)
Short-term investments	150	—			150
Accounts receivable, net	11,948	(5,919)	—		6,029
Notes receivable	630	—	—		630
Inventories, net	8,677	(2,951)	—		5,726
Prepaid expenses and other current assets	5,117	(711)	1,590	(d)	5,996

Total current assets	115,884	(9,581)	175,217		281,520

Property and equipment, net	7,147	(5,795)	—		1,352
Goodwill	40,121	(40,121)	—		—
Other intangibles, net	65,613	(65,613)	—		—
Other assets (including restricted cash of $1,280)	3,522	—	—		3,522

Total assets	$232,287	$(121,110)	$175,217		$286,394

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities:
Accounts payable	$6,695	$(3,716)	$32,497	(e)	35,476
Other current liabilities	13,202	(3,394)	2,688	(f)	12,496
Deferred revenues	1,973	—	(1,973)	(g)	—

Total current liabilities	21,870	(7,110)	33,212		47,972

Deferred income taxes	19,728	(19,728)	—		—

Commitments and contingencies	—	—	—		—
Stockholders’ Equity:
Preferred stock – $.01 par value; 4,000,000 shares authorized; no shares issued	—	—	—		—
Common stock – $.01 par value; 150,000,000 shares authorized; 61,754,000 shares issued and outstanding	617	—	—		617
Additional paid in capital	222,346	—	—		222,346
Accumulated deficit	(34,299)	(92,160)	140,986	(h)	15,546
			1,019	(i)
Accumulated other comprehensive income	2,025	(2,112)	—		(87)

Total stockholders’ equity	190,689	(94,272)	142,005		238,422

Total liabilities and stockholders’ equity	$232,287	$(121,110)	$175,217		$286,394

Savient Pharmaceuticals, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Balance Sheet

a)	Reflects the balance sheet of the disposed oral liquid pharmaceutical business as of June 30, 2006, excluding cash and cash equivalents.

b)	Reflects cash proceeds of $176,000,000 received at the closing of the sale of the oral liquid pharmaceutical business.

c)	Cash amounting to $2,373,000 was retained by the disposed entity to cover certain costs including working capital adjustments, outstanding checks, retention bonuses, insurance expenses and taxes.

d)	Tax refund due from U.K. taxing authorities.

e)	Estimated tax due related to the oral liquid pharmaceutical business disposition.

f)	Estimated disposition expenses incurred after June 30, 2006 related to the sale of the oral liquid pharmaceutical business.

g)	The Company had previously deferred an upfront licensing fee related to Soltamox. At the closing of the sale of the oral liquid pharmaceutical business, all revenue previously deferred attributable to the Soltamox license will be recognized and included in the gain on sale of the oral liquid pharmaceutical business since the Soltamox license was included as part of the oral liquid pharmaceutical business disposition.

h)	Cumulative impact of pro forma adjustments which result in a pro forma net gain on the sale of the oral liquid pharmaceutical business of approximately $46.7 million.

i)	Disposition expenses incurred through June 30, 2006 related to the sale of the oral liquid pharmaceutical business. These expenses will be reclassified to be included in the gain on sale of the oral liquid pharmaceutical business.

Savient Pharmaceuticals, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(In thousands, except per share data)
For the Six Months Ended June 30, 2006
(Unaudited)

	As Reported	Business Disposition (a)	Pro Forma Adjusted

Revenues:
Product sales, net	$42,807	$(19,544)	$23,263
Other revenues	100	—	100

	42,907	(19,544)	23,363

Expenses:
Research and development	8,805	(1,353)	7,452
Selling and marketing	8,408	(3,439)	4,969
General and administrative	16,184	(1,192)	14,992
Cost of sales	8,871	(6,652)	2,219
Amortization of intangibles	2,025	(2,025)	—
Commission and royalties	5	—	5

	44,298	(14,661)	29,637

Operating loss	(1,391)	(4,883)	(6,274)
Investment income	2,063	(257)	1,806
Other income, net	8,297	—	8,297

Income before income taxes	8,969	(5,140)	3,829
Income tax expense	1,749	(1,631)	118

Net income	$7,220	$(3,509)	$3,711

Basic earnings per common share	$0.12		$0.06

Diluted earnings per common share	$0.12		$0.06

Weighted average number of common and common equivalent shares:
Basic	61,286		61,286
Diluted	62,216		62,216

Savient Pharmaceuticals, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Statement of Operations

a)	Reflects the elimination of operating results of the oral liquids pharmaceutical business for the six months ended June 30, 2006, excluding intercompany corporate charges of $1,476,000 and intercompany interest expense of $1,815,000.

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Savient Pharmaceuticals, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(In thousands, except per share data)
For the Three Months Ended June 30, 2006
(Unaudited)

	As Reported	Business Disposition (a)	Pro Forma Adjusted

Revenues:
Product sales, net	$23,901	$(10,141)	$13,760
Other revenues	100	—	100

	24,001	(10,141)	13,860

Expenses:
Research and development	4,818	(652)	4,166
Selling and marketing	3,752	(1,616)	2,136
General and administrative	7,474	(663)	6,811
Cost of sales	5,016	(3,655)	1,361
Amortization of intangibles	1,012	(1,012)	—
Commission and royalties	4	—	4

	22,076	(7,598)	14,478

Operating income (loss)	1,925	(2,543)	(618)
Investment income	1,040	(123)	917
Other income, net	465	—	465

Income before income taxes	3,430	(2,666)	764
Income tax expense	188	(173)	15

Net income	$3,242	$(2,493)	$749

Basic earnings per common share	$0.05		$0.01

Diluted earnings per common share	$0.05		$0.01

Weighted average number of common and common equivalent shares:
Basic	61,358		61,358
Diluted	62,456		62,456

Savient Pharmaceuticals, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Statement of Operations

a)	Reflects the elimination of operating results of the oral liquids pharmaceutical business for the three months ended June 30, 2006, excluding intercompany corporate charges of $819,000 and intercompany interest expense of $926,000.

Savient Pharmaceuticals, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(In thousands, except per share data)
For the Year Ended December 31, 2005
(Unaudited)

	As Reported	Business Disposition (a)	Pro Forma Adjusted

Revenues:
Product sales, net	$86,342	$(38,299)	$48,043
Royalties	1,377	—	1,377
Other revenues	75	—	75

	87,794	(38,299)	49,495

Expenses:
Research and development	19,583	(1,802)	17,781
Selling and marketing	21,449	(6,675)	14,774
General and administrative	26,002	(3,061)	22,941
Cost of sales	17,319	(12,067)	5,252
Amortization of intangibles	4,050	(4,050)	—
Commission and royalties	5,094	—	5,094

	93,497	(27,655)	65,842

Operating loss	(5,703)	(10,644)	(16,347)
Investment income (expense), net	1,265	(201)	1,064
Other income, net	13,094	—	13,094

Income (loss) before income taxes	8,656	(10,845)	(2,189)
Income tax expense	2,629	(2,314)	315

Net income (loss) from continuing operations	$6,027	$(8,531)	$(2,504)

Basic earnings (loss) per common share from continuing operations	$0.10		$(0.04)

Diluted earnings (loss) per common share from continuing operations	$0.10		$(0.04)

Weighted average number of common and common equivalent shares:
Basic	60,837		60,837
Diluted	61,356		61,356

Savient Pharmaceuticals, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Statement of Operations

a)	Reflects the elimination of operating results of the oral liquids pharmaceutical business for the year ended December 31, 2005, excluding intercompany corporate charges of $3,340,000 and intercompany interest expense of $3,768,000.

     (c)      Exhibits

                      See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: August 10, 2006	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz Executive Vice President, Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated as of August 4, 2006, among Savient Pharmaceuticals, Inc. and Savient Pharma Holdings, Inc., on the one hand, and INGLEBY (1705) Limited, on the other hand*

* The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Savient will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.